UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 16, 2026 (January 12, 2026)

MURPHY USA INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35914	46-2279221
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street
El Dorado,	Arkansas		71730-5836

(870) 875-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	MUSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

CEO Compensation

In connection with her previously announced promotion to Chief Executive Officer of Murphy USA Inc. (the "Company"), on January 12, 2026, the Executive Compensation Committee of the Board of Directors (the “Committee”) approved the following compensation package for Mindy K. West, effective as of January 1, 2026: (i) an annual base salary of $1,000,000, (ii) a target annual cash incentive opportunity equal to 150% of base salary and (iii) an annual long-term incentive award for 2026 with a targeted grant value of $5,000,000 under the Company’s 2023 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) (with the mix of awards for 2026 consistent with the Company’s historical practices).

Retention Awards

On January 12, 2026, the Committee, in consultation with the Company’s independent compensation consultant, approved a one-time retention award (the “Retention Grant”) to the following executives: (i) Chris A. Click, Executive Vice President, Strategy, Growth and Innovation, (ii) Renee M. Bacon, Senior Vice President, Sales and Operations, (iii) Robert J. Chumley, Senior Vice President, Innovation, and (iv) Donald R. Smith, Jr., Interim Chief Financial Officer. The Retention Grants will be granted at the same time as the Company’s annual equity award grants, which is expected to be on February 11, 2026, with a target grant date value of $1,000,000 for Mr. Click and a target grant date value of $500,000 for each of Ms. Bacon, Mr. Chumley and Mr. Smith.

The Committee awarded the Retention Grants in order to retain and further incentivize certain members of the Company’s leadership team and to continue to drive the long-term success of the Company during the previously announced Chief Executive Officer transition. The Retention Grants will be awarded under the Omnibus Incentive Plan in the form of time-based restricted stock units that cliff vest on the third anniversary of the grant date, subject generally to continued employment through such vesting date (or as otherwise provided in the Company’s publicly filed standard form award agreement).

The foregoing summary of the Retention Grants do not purport to be complete and is subject to the terms and conditions of the Omnibus Incentive Plan and applicable award agreement.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Index

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.

Date:	January 16, 2026	By: /s/ Donald R. Smith, Jr.
Donald R. Smith, Jr.
Interim Chief Financial Officer and Treasurer